SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2000

                               VECTREN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

        1-15467                                          35-2086905
(Commission File Number)                     (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 465-5300


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Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued December 13, 2000, concerning the completion of the common stock purchase of Indianapolis-based Miller Pipeline Corporation from NiSource Inc., is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(a)    Exhibits:

       The following exhibits are filed as a part of this report:

       Exhibit 99 Press Release, dated December 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VECTREN CORPORATION
                                      (Registrant)



Dated: December 22, 2000              By: /s/ M. Susan Hardwick
                                         --------------------------------------
                                               M. Susan Hardwick
                                               Vice President and Controller